UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORTS
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2004

MS Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2002-14)
(Exact name of registrant as specified in its charter)

Delaware	001-16443	13-4026700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Attention: In-Young, Chase 1585 Broadway, 2nd Floor, New York, New York 10036
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (212) 761-2457

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.
This amendment on Form 8-K/A amends and supersedes Exhibit 99.1 to each of the following:

Form 8-K previously filed on March 19, 2004 (accession no. 0001136999-04-000150), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on September 20, 2004  (accession no. 0001136999-04-000408), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on March 18, 2005 (accession no. 0001136999-05-000110), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on September 20, 2005  (accession no. 0001136999-05-000442 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on March 20, 2006 (accession no. 0001136999-06-000304 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on September 25, 2006 (accession no. 0001136999-06-001096 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on March 20, 2007 (accession no. 0001136999-07-000428 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on September 21, 2007 (accession no. 0001136999-07-001325 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on March 25, 2008 (accession no. 0001136999-08-000283 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on September 16, 2008 (accession no. 0001136999-08-000679 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on March 18, 2009  (accession no. 0001136999-09-000066), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on September 15, 2009 (accession no. 0001136999-09-000164), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on March 23, 2010 (accession no. 0001136999-10-000055 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on September 17, 2010 (accession no. 0001136999-10-000154 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on March 16, 2011 (accession no. 0001136999-11-000092 ), which was revised on April 28, 2011 and attached hereto.

Form 8-K previously filed on April 8, 2011 (accession no. 0000903423-11-000200 ), which was revised on April 28, 2011 and attached hereto.

This amendment provides updated distribution information for the periods covered by the above referenced reports.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

(Exhibit No. Description)
99.1 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on March 15, 2004.
99.2 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on September 15, 2004.
99.3 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on March 15, 2005.
99.4 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on September 15, 2005.
99.5 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on March 15, 2006.
99.6 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on September 15, 2006.
99.7 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on March 15, 2007.
99.8 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on September 17, 2007.
99.9 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on March 17, 2008.
99.10 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on September 15, 2008.
99.11 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on March 16, 2009.
99.12 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on September 15, 2009.
99.13 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on March 15, 2010.
99.14 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on September 15, 2010.
99.15 Revised semi-annual distribution report pursuant to the Trust Agreement for the distribution on March 15, 2011.
99.16 Revised distribution report pursuant to the Trust Agreement for the distribution on April 5, 2011.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of America, National Association as successor by merger to LaSalle Bank National Association, in its capacity as Trustee Under the Trust Agreement on behalf of MS Structured Asset Corp., Registrant

Date: September 1, 2011	By:	/s/ Jay R. Miller
Name: Jay R. Miller
Title: Vice President